UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
February 27, 2018
(Date of earliest event reported)
_______________________________________

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

The following information, including the press release attached as Exhibit 99.1, is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition,” not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On February 27, 2018 Callon Petroleum Company issued the press release attached as Exhibit 99.1 providing information regarding the company's fourth quarter and full-year 2017 financial and operating results.

Item 7.01 Regulation FD

The following information, including the press release attached as Exhibit 99.1, is being furnished pursuant to Item 7.01 “Regulation FD Disclosure,” and is not filed for purposes of Section 18 of the Exchange Act. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Title of Document

99.1	Press release dated February 27, 2018, regarding Callon Petroleum Company's fourth quarter and full-year 2017 financial and operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

February 27, 2018	By: /s/ James P. Ulm, II
James P. Ulm, II
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated February 27, 2018, regarding Callon Petroleum Company's fourth quarter and full-year 2017 financial and operating results.